NEUBERGER&BERMAN
GUARDIAN TRUST

      SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 15, 1997, AS AMENDED APRIL 16, 1998

The paragraph regarding the portfolio management of Neuberger&Berman GUARDIAN Portfolio in the section "Management and Administration - Investment Manager, Administrator, Distributor, and Sub-Adviser" (page 18) is revised to read as follows:

MANAGEMENT AND ADMINISTRATION

Investment Manager, Administrator, Distributor and Sub-Adviser

      Kevin L. Risen and Rick White are co-managers of the Portfolio. Mr. Risen is a Vice President of N&B Management and a principal of Neuberger&Berman. Mr. Risen has had responsibility for Neuberger&Berman GUARDIAN Portfolio since 1996, and during the prior year, he was a portfolio manager for Neuberger&Berman. He was a research analyst at Neuberger&Berman from 1992 to 1995. Mr. White is a Vice President of N&B Management. He has had responsibility for Neuberger&Berman GUARDIAN Portfolio since September 1998. From 1989 to September 1998, he was a portfolio manager for a mutual fund managed by a prominent investment adviser.


The date of this Supplement is September 11, 1998.